                                                                   EXHIBIT 10(a)

FIRST UNION SECURITIES, INC.                      BANC ONE CAPITAL MARKETS, INC.
FIRST UNION NATIONAL BANK                                           BANK ONE, NA


                                  April 4, 2001


Suiza Foods Corporation
2515 McKinney Avenue
Suite 1200
Dallas, Texas 75201
Attention:     Treasurer

         RE:   COMMITMENT LETTER

Ladies and Gentlemen:

         Suiza Foods Corporation, a Delaware corporation (the "BORROWER"), has requested credit facilities (the "FACILITIES") in the aggregate principal amount of up to $2,600,000,000 (the "AGGREGATE COMMITMENT"): (a) to acquire Dean Foods Company, a Delaware corporation (the "TARGET") pursuant to a series of transactions in which the Target will be merged (the "MERGER") with and into a wholly-owned subsidiary of Borrower ("ACQUISITION SUB") and the former shareholders of the Target will receive a combination of both stock and cash based on a purchase price of approximately $2,500,000,000 (including the assumption of Target's indebtedness); (b) to acquire all partnership and other ownership interests currently held by Dairy Farmers of America, Inc. ("DFA") in Suiza Dairy Group, L.P., pursuant to a series of transactions in which DFA will receive cash, operating assets, and certain contingent obligations of Borrower; (c) to refinance certain existing funded debt of the Target, Borrower and their respective subsidiaries (excluding approximately $700,000,000 of senior unsecured notes ("TARGET'S SENIOR NOTES") and approximately $43,000,000 of other indebtedness secured by properties of the Target); (d) to provide for working capital and other general corporate purposes of Borrower and its subsidiaries; (e) to pay accrued quarterly dividends to the shareholders of the Target as agreed between Borrower and the Target; and (f) to pay fees, costs and expenses incurred in connection with the foregoing transactions. The Borrower has indicated that it has formed or will be forming Acquisition Sub and it is intended that Acquisition Sub and Target will enter into a merger agreement (the "MERGER AGREEMENT") whereby Target will merge with and into Acquisition Sub and Acquisition Sub will be the surviving corporation (the "ACQUISITION"). The Borrower may elect to change its corporate name following the Acquisition. The definitive structure of the Acquisition has not been determined and must be reasonably satisfactory to the Lenders.

         First Union National Bank is pleased to offer to act as administrative agent (the "ADMINISTRATIVE AGENT") under the Facilities and to commit to make loans to the Borrower, in the amount of $1,300,000,000 and Bank One, NA, with its main office in Chicago, Illinois, is pleased to offer to act as syndication agent (the "SYNDICATION AGENT"; the Administrative Agent and the Syndication Agent being referred to herein collectively as the "AGENTS") under the Facilities and to commit to make loans to the Borrower, in the amount of $1,300,000,000, in each case, on the terms and subject to the conditions set forth in this commitment letter (the "COMMITMENT LETTER") and in the Summary of Terms and Conditions attached hereto (the "TERM SHEET"). The Agents further agree that at any time after the closing of the primary syndication of the Facilities and prior to the date that is six months after the Closing Date (the "SUPPLEMENTAL SYNDICATION PERIOD"), and so long as no default or event of default has occurred and is continuing under the Facilities, to exercise their best efforts to obtain commitments from other financial institutions to provide up to an additional $200,000,000 (the "SUPPLEMENTAL COMMITMENT") to the Borrower, PROVIDED that the Supplemental Commitment shall only be available to the Borrower if the Agents have each syndicated down to a hold position of not more than $125,000,000 prior to the end of the Supplemental Syndication Period on terms and conditions satisfactory to the Agents.

         While the Agents' agreement herein is to provide the entire amount of the Aggregate Commitment (but not the Supplemental Commitment) on a fully underwritten basis, the Agents intend, and reserve the right, to syndicate any portion of the Facilities to a group of lenders (collectively, including the Agents, the "LENDERS") selected by First Union Securities, Inc. ("FUS") and Banc One Capital Markets, Inc. ("BOCM"). FUS and BOCM will act as co-lead arrangers and joint book runners (collectively, and in such capacities, the "ARRANGERS") and will manage all aspects of the syndication including, without limitation, the timing of all offers to potential lenders, the selection of participating institutions and any titles offered to proposed Lenders, the acceptance of commitments, the amounts accepted and the amount and distribution among the Lenders of the fees discussed in this Commitment Letter, the Fee Letter (as defined below) and the Term Sheet. Without limiting the foregoing, upon the Arrangers' acceptance of any such commitment from a Lender, including an affiliate of either Agent, the Agents shall be relieved of their respective commitments with respect to such amount. The Agents reserve the right to assign a portion of their respective commitments to any of their respective affiliates without the consent of the Borrower.

         To assist the Arrangers in their syndication efforts, the Borrower shall (a) provide and cause its advisors to provide the Arrangers upon request with all information deemed reasonably necessary by them to complete successfully the syndication, including, without limitation, all information and projections prepared by the Borrower or on the Borrower's behalf relating to the transactions contemplated hereby; (b) cause its advisors and the management of the Borrower to actively participate in, both the preparation of an information package regarding the operations and prospects of the Borrower and the Target and the presentation of the information to prospective Lenders; and (c) not to make any statement publicly about the Aggregate Commitment, the Supplemental Commitment or the Facilities which might negatively affect the Arrangers' ability to syndicate the Facilities. The Borrower will also obtain for the Facilities, if it has not done so already, a credit rating from Standard & Poor's Ratings Group and Moody's Investors Service, Inc. (and the Borrower will pay the fees and out-of-pocket expenses incurred in connection with obtaining such ratings).

         The obligation of the Agents to make loans under the Facilities is subject to the following: (i) the preparation, execution and delivery of a credit agreement (the "CREDIT AGREEMENT") and other loan documents (collectively, together with the Credit Agreement, the "LOAN DOCUMENTS") mutually acceptable to the Borrower and the Lenders incorporating, without limitation, substantially the terms and conditions outlined herein and in the Term Sheet;

(ii) the Agents' reasonable determination that there has been no material adverse change in the business, condition (financial or otherwise), operations, performance or properties of the Borrower, the Target and their subsidiaries, taken as a whole, since (a) May 30, 2000 or (b) the PRO FORMA financial statements received by the Agents on March 22, 2001; (iii) the Arrangers' reasonable determination that there has been no material adverse change prior to closing in loan syndication, financial, banking or capital markets generally that could impair syndication of the Facilities; and (iv) the Borrower and the Target not commencing any other transactions involving issuance of indebtedness in the capital markets except as agreed to in this Commitment Letter, in the Term Sheet and in the Fee Letter.

         The Borrower hereby agrees to reimburse the Agents and the Arrangers for all out-of-pocket expenses (including the reasonable fees, time charges and expenses of attorneys for the Agents and the Arrangers) incurred in connection with the preparation, negotiation, execution, administration, syndication, distribution (including, without limitation, via the internet) and enforcement of this Commitment Letter, the fee letter of even date herewith among the Borrower, the Agents and the Arrangers (the "FEE LETTER"), the Loan Documents and any other documentation contemplated hereby or thereby.

         The Borrower hereby further agrees to indemnify and hold harmless the Agents, the Arrangers, the Lenders and their respective officers, employees, agents and directors (each an "INDEMNIFIED PARTY") against any and all losses, claims, damages, costs, expenses (including the reasonable fees, time charges and expenses of attorneys for the indemnified parties, which attorneys may be employees of the indemnified parties) or liabilities of every kind whatsoever (collectively, the "INDEMNIFIED OBLIGATIONS") to which each of the indemnified parties may become subject in connection in any way with the transaction which is the subject of this Commitment Letter, including, without limitation, expenses incurred in connection with investigating or defending against any liability or action (whether or not such indemnified party is a party thereto), except that the Borrower shall not be liable for any Indemnified Obligations of any indemnified party to the extent any of the foregoing is found in a final judgment by a court of competent jurisdiction to have arisen solely from such indemnified party's gross negligence or willful misconduct. None of the Agents or the Arrangers shall be liable under this Commitment Letter or any Loan Document or in respect of any act, omission or event relating to the transaction contemplated hereby or thereby, on any theory of liability, for any special, indirect, consequential or punitive damages.

         The Borrower's obligations under the immediately preceding two paragraphs shall continue and are and shall remain absolute obligations of the Borrower, unless and until superseded by the indemnity provisions of definitive Loan Documents, whether or not Loan Documents are executed or any loan is made by the Agents or any conditions of lending are met. The obligations of the Agents and the Arrangers under this Commitment Letter shall be enforceable solely by the Borrower and may not be relied upon by any other person. IF THE COMMITMENT OR ANY ACT, OMISSION OR EVENT DESCRIBED IN THIS OR THE IMMEDIATELY PRECEDING TWO PARAGRAPHS BECOMES THE SUBJECT OF A DISPUTE, THE PARTIES HERETO EACH HEREBY WAIVE TRIAL BY JURY. For purposes of this and the immediately preceding two paragraphs, the terms "Agent," "Agents," "Arranger" and "Arrangers" shall include an affiliate of either Agent or Arranger.

         This Commitment Letter, the Fee Letter and the Term Sheet are for the Borrower's confidential use only and may not be disclosed by it to any person other than its employees, attorneys and financial advisors (but not commercial lenders), and then only in connection with the proposed transaction and on a confidential basis, except where (in the Borrower's judgment) disclosure is required by law or where the Agents or the Arrangers consent to the proposed disclosure, which consent shall not be unreasonably withheld; PROVIDED, HOWEVER, that the Borrower may (i) disclose this Commitment Letter and the Term Sheet and their term and substance (but not the Fee Letter or its terms or substance) to the Target and its employees, attorneys and financial advisors (but not commercial lenders) in connection with the proposed transaction and on a confidential basis, and to the extent necessary, in the Borrower's filings with the Securities and Exchange Commission, and (ii) make such other disclosures if such disclosure is, in the opinion of the Borrower's counsel, required by law. Without limiting the generality of the foregoing, the Borrower will not make a public disclosure of the Fee Letter without a written opinion of its counsel indicating such disclosure is required by law or regulation. Officers, directors, employees and agents of the Arrangers, the Agents and their respective affiliates shall at all times have the right to share amongst themselves information received from the Borrower and its affiliates and their respective officers, directors, employees and agents. The Agents reserve the right to assign some or all of its rights and delegate some or all of their respective responsibilities hereunder to one of their respective affiliates. This Commitment Letter, the Fee Letter and the Term Sheet supersede any and all prior versions hereof or thereof. This Commitment Letter may only be amended by a writing signed by all parties hereto.

         After the Borrower has publicly announced the Acquisition, the Borrower authorizes each of the Agents and the Arrangers to answer inquiries from the media with respect to the Facilities and to issue press releases with respect to the Facilities. The Borrower hereby authorizes each of the Agents and the Arrangers, at their respective sole expense but without any prior approval by the Borrower, to publish such tombstones and give such other publicity to the Facilities as each may from time to time determine in its sole discretion. The foregoing authorizations shall remain in effect unless the Borrower notifies each in writing that such authorization is revoked.

         The Borrower hereby represents, warrants and covenants that (i) all information, other than the Projections (as defined below) and all information which has been provided with respect to the Target (including financial information), which has been or is hereafter made available to the Agents or the Lenders by the Borrower or its representatives in connection with the Transactions and the Facilities ("BORROWER INFORMATION"), taken as a whole, is and will be complete and correct in all material respects and does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading, (ii) to the actual knowledge of the Borrower, all information, other than the Projections (as defined below) which has been provided with respect to the Target (including financial information), which has been or is hereafter made available to the Agents or the Lenders by the Borrower or its representatives in connection with the Transactions and the Facilities ("TARGET INFORMATION"), taken as a whole, is and will be complete and correct in all material respects and does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading, (iii) all financial projections concerning the Borrower that have been or are hereafter made available to the Agents or the Lenders by the Borrower or any of its representatives (the "BORROWER PROJECTIONS") have been or will be prepared in good faith based upon assumptions believed to be reasonable at the time made, and (iv) all financial projections concerning the Target that have been or are hereafter made available to the Agents or the Lenders by the Borrower or any of its representatives (the "TARGET PROJECTIONS" and, together with the Borrower Projections, the "PROJECTIONS") have been or will be prepared in good faith based upon information reasonably available to the Borrower and assumptions believed to be reasonable at the time made. The Borrower agrees to furnish the Agents with such Borrower Information, Target Information and Projections as the Agents may reasonably request and to supplement the Borrower Information, Target Information and the Projections from time to time, upon request, until the closing date for the Facilities. The Borrower understands that in arranging and syndicating the Facilities, the Agents and Arrangers will be using and relying on the Borrower Information, the Target Information and the Projections without independent verification thereof.

         Please indicate the Borrower's acceptance of the commitment herein contained in the space indicated below and return a copy of this Commitment Letter so executed to the Arrangers. By its acceptance hereof, the Borrower agrees to pay the Agents and the Arrangers the fees described in the Term Sheet and the Fee Letter and agrees that the Agents' respective commitments are conditioned upon the Borrower compliance with all of the provisions of the Fee Letter. This commitment will expire at 5:00 pm. (Chicago time) on April 6, 2001, unless on or prior to such time the Arrangers shall have received a copy of this Commitment Letter and the Fee Letter, each executed by the Borrower, together with the fees due and payable pursuant to the Fee Letter. Notwithstanding timely acceptance of this Commitment Letter pursuant to the preceding sentence, the commitment herein contained will automatically terminate unless the Credit Agreement is executed on or before July 31, 2001. Notwithstanding timely acceptance of this Commitment Letter, the commitments contained herein will automatically terminate unless the initial funding of the Facilities occurs on or before December 31, 2001.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

IF THIS COMMITMENT LETTER, THE TERM SHEET, THE FEE LETTER OR ANY ACT, OMISSION OR EVENT HEREUNDER OR THEREUNDER BECOMES THE SUBJECT OF A DISPUTE, THE BORROWER, EACH AGENT AND EACH ARRANGER EACH HEREBY WAIVES TRIAL BY JURY. TMS COMMITMENT LETTER SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

                                  Sincerely,

                                  FIRST UNION NATIONAL BANK, INDIVIDUALLY
                                  AND AS ADMINISTRATIVE AGENT



                                  By:    /s/ [illegible]
                                  Title: SVP

                                  FIRST UNION SECURITIES, INC., AS AN,
                                  ARRANGER



                                  By:    /s/ [illegible]
                                  Title: SVP

                                  BANK ONE, NA, INDIVIDUALLY AND AS SYNDICATION AGENT



                                  By:    /s/ [illegible]
                                  Title: M.D.

                                  BANC ONE CAPITAL MARKETS, INC., AS AN
                                  ARRANGER



                                  By:    /s/ [illegible]
                                  Title: M.D.




ACCEPTED AND AGREED TO:
SUIZA FOOD CORPORATION


By:      /s/ Corey M. Olson
Title:   V.P.
Date:    4-6-01

================================================================================

                         SUMMARY OF TERMS AND CONDITIONS

                             SUIZA FOODS CORPORATION

                                  April 4, 2001

         This Summary of Terms and Conditions (the "TERM SHEET") is delivered with a Commitment Letter of even date herewith from First Union National Bank ("FUNB"), First Union Securities, Inc. ("FUS"), Bank One, NA, with its main office in Chicago, Illinois ("Bank One"), and Bane One Capital Markets, Inc. ("BOCM") to the Borrower. Capitalized terms herein shall have the meaning set forth in the Commitment Letter.


================================================================================

                                             THE FACILITIES

BORROWER:                       Suiza Foods Corporation, a Delaware corporation
                                (the "BORROWER").

AMOUNT: $2,600,000,000 (the "AGGREGATE COMMITMENT") comprised of loans and other extensions of credit under the facilities described below.

CO-LEAD ARRANGERS AND           FUS and BOCM (collectively, in such capacities,
JOINT BOOK RUNNERS:             the "ARRANGERS")

ADMINISTRATIVE AGENT:           FUNB (the "ADMINISTRATIVE AGENT").

SYNDICATION AGENT:              Bank One (the "SYNDICATION AGENT"; the
                                Administrative Agent and the  Syndication
                                Agent are referred to herein collectively as the "AGENTS").

LENDERS: A group of lenders to be determined (collectively, together with the Agents in their capacities as lenders, the "Lenders").

TRANSACTION                     The Borrower proposes: (a) to acquire Dean Foods
AND USE OF                      Company, a Delaware corporation, (the "TARGET")
PROCEEDS:                       pursuant to a series of transactions in which
                                the Target will be merged (the "MERGER") with and into a wholly-owned subsidiary of Borrower
                                ("ACQUISITION SUB") and the former shareholders of the Target will receive a combination of both stock and cash based on a purchase price of approximately $2,500,000,000 (including the assumption of Target's indebtedness); (b) to acquire all partnership and other ownership interests currently held by Dairy Farmers of America, Inc. ("DFA") in Suiza Dairy Group,
                                L.P., pursuant to a series of transactions in which DFA will receive cash, operating assets, and certain contingent obligations of Borrower;
                                (c) to refinance certain existing funded debt of the Target, Borrower and their respective subsidiaries (excluding approximately
                                $700,000,000 of senior unsecured notes
                                ("TARGET'S SENIOR NOTES") and approximately
                                $43,000,000 of

================================================================================

FIRST UNION NATIONAL BANK                           FIRST UNION SECURITIES, INC.
BANK ONE, NA                                      BANC ONE CAPITAL MARKETS, INC.

                                other indebtedness secured by properties of the Target); (d) to provide for working capital and other general corporate purposes of Borrower and its subsidiaries; (e) to pay accrued quarterly dividends to the shareholders of the Target as agreed between Borrower and the Target; and (f) to pay fees, costs and expenses incurred in connection with the foregoing transactions. The transactions described above are referred to collectively as the "TRANSACTIONS." The Borrower proposes to borrow funds from the Lenders to finance the Transactions. The Borrower has indicated that it has formed or will be forming Acquisition Sub and it is intended that Acquisition Sub and Target will enter into a merger agreement (the "MERGER AGREEMENT") whereby Target will merge with and into Acquisition Sub and Acquisition Sub will be the surviving corporation (the "ACQUISITION"). The Borrower may elect to change its corporate name following the Acquisition. The definitive structure of the Acquisition has not been determined and must be reasonably satisfactory to the Lenders.

DOCUMENTATION:                  The facilities described in this Term Sheet (the
                                "FACILITIES") will be evidenced by a credit agreement (the "CREDIT AGREEMENT"), notes, security agreements and other loan documents
                                ("LOAN DOCUMENTS") mutually satisfactory to the Borrower and the Lenders.

SYNDICATION                     The Arrangers will, in consultation with the
MANAGEMENT:                     Borrower, manage all aspects of the
                                syndication including, without limitation, the timing of offers to potential Lenders, the amounts offered to potential Lenders, the acceptance of commitments, and the compensation provided, all as set forth in the Commitment
                                Letter. Without limiting the foregoing, upon the Arrangers' acceptance of any such commitment from a Lender, the Agents shall be relieved of their respective commitments to fund such amount. The Arrangers shall, in their sole discretion, allocate the commitments received from the Lenders. The Agents reserve the right to allocate their respective commitments among their respective affiliates. In addition, prior to the Closing Date, the Arrangers reserve the right to increase or decrease the size of the various Facilities and, accordingly, allocate the commitments received from the Lenders among the various Facilities, without the consent of the Lenders.

                                        REVOLVING CREDIT FACILITY

AMOUNT: $800,000,000 (the "REVOLVING FACILITY COMMITMENT"), up to (i) $150,000,000 of which shall be available for the issuance of commercial and standby letters of credit (the "LETTERS OF CREDIT") by FUNB (the "ISSUER") at the request and for the account of the Borrower, and (ii) $100,000,000 of which may, in the sole discretion of FUNB, as swingline lender (the "SWINGLINE LENDER"), be available for swingline loans.

MATURITY:                       Final maturity shall be the earlier of (i) July
                                15, 2007 and (ii) the sixth anniversary of the Borrower's execution of the Credit Agreement
                                (the "CLOSING DATE"), which shall not be later than July 31, 2001.

================================================================================

FIRST UNION NATIONAL BANK                           FIRST UNION SECURITIES, INC.
BANK ONE, NA                                      BANC ONE CAPITAL MARKETS, INC.

LETTERS OF                      Letters of Credit will reduce availability under
CREDIT:                         the Revolving Credit Facility. No Letter of
                                Credit shall have an expiry date later than the earlier of (a) one year after the date of issuance and (b) five business days prior to final maturity of the Revolving Credit
                                Facility, PROVIDED that any Letter of Credit with a one-year tenor may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (b) above).
                                Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to have automatically and unconditionally purchased and received from the Issuer an undivided interest and participation in and to such Letter of Credit, the obligations of the Borrower in respect thereof, and the liability of the Issuer thereunder, in an amount equal to the face amount of such Letter of Credit multiplied by such Lender's commitment percentage under the Revolving Credit Facility.

SWINGLINE LOANS:                Swingline loans will reduce availability under
                                the Revolving Credit Facility. All swingline loans shall be repaid with interest on or before the 5th business day after the date such swingline loan is made or such later date to which the Swingline Lender and the Borrower may agree. All swingline loans shall bear interest at ABR plus the Applicable Margin for revolving loans (all as hereinafter defined), or as may be otherwise agreed between the Swingline Lender and the Borrower. If the Swingline Lender is not repaid by the Borrower on the date when due, each Lender will make a revolving credit loan the proceeds of which will be used to repay the swingline loan or, if any such revolving credit loan may not be made, irrevocably purchase from the Swingline Lender, without recourse or warranty, such participation in the swingline loan as shall be necessary to cause each such Lender to share ratably in such swingline loan.

                                          TERM LOAN A FACILITY

AMOUNT:                         $850,000,000 (the "TERM LOAN A COMMITMENT").

MATURITY:                       Final maturity shall be the earlier of (i) July
                                15, 2007 and (ii) the sixth anniversary of the Closing Date.

AMORTIZATION:                   Quarterly installments of principal shall be
                                payable in increments to be determined.

                                          TERM LOAN B FACILITY

AMOUNT:                         $950,000,000 (the "TERM LOAN B COMMITMENT").

MATURITY:                       Final maturity shall be the earlier of (i) July
                                15, 2008 and (ii) the seventh anniversary of the Closing Date.

AMORTIZATION:                   Quarterly installments of principal shall be
                                payable in an amount equal to 1%

================================================================================

FIRST UNION NATIONAL BANK                           FIRST UNION SECURITIES, INC.
BANK ONE, NA                                      BANC ONE CAPITAL MARKETS, INC.

                                per annum on the Term Loan B Commitment with two semiannual payments in an amount to be determined payable in the final year.

INCREASE TO                     At any time after the closing of the primary
AGGREGATE                       syndication of the Facilities and prior to the
COMMITMENT:                     date that is six months after the Closing Date,
                                and so long as no default or event of default has occurred and is continuing, the Borrower shall have the right, in consultation with the Agents (but without the consent of any individual Lender), to increase the Aggregate
                                Commitment by an amount up to $200,000,000, with each Lender receiving a pro rata share of the increase, provided that no Lender's commitment shall be increased without its consent, and, if needed, other eligible institutions may become Lenders to accommodate such increases.

MANDATORY                       The Facilities shall be prepaid with (a) 50% of
PREPAYMENTS:                    the net cash proceeds of any sale or issuance of
                                equity after the Closing Date and 75% of the net cash proceeds of any sale or issuance of indebtedness constituting debt securities after the Closing Date other than an amount to be determined of net cash proceeds of any sale or issuance of indebtedness constituting debt securities received before the first anniversary of the Closing Date (in either case, subject to customary exceptions and reduction to 0% in any fiscal quarter immediately following any fiscal quarter in which the Borrower's Leverage Ratio is less than 3.00 to 1.00), (b) 100% (75% during any fiscal quarter following any fiscal quarter in which the Borrower's Leverage Ratio shall be less than 3.00 to 1.00) of the net cash proceeds
                                (in excess of an amount to be determined) of any sale or other disposition of any material assets, except for the sale of inventory in the ordinary course of business or obsolete or worn-out property in the ordinary course of business, (c) (i) 50% of excess cash flow (to be defined in a mutually satisfactory manner) for fiscal years ending 2002 and thereafter at any time that the Leverage Ratio (described below) is greater than 3.00 to 1.00, and (d) 100% of insurance net proceeds (subject to mutually agreeable exceptions), each such mandatory prepayment to be applied, in each case, ratably to the remaining installments. Each such mandatory prepayment shall be applied to the Term A Loans and the Term B Loans ratably and to the installments thereof ratably and then ratably to the Revolving Credit Facility. After the Closing Date so long as any Term A Loans are outstanding, each holder of Term B Loans shall have the right to refuse all or any portion of such prepayment allocable to its Term B Loans, and the amount so refused will be applied to prepay the Term A Loans. The Revolving Credit
                                Facility shall be prepaid and Letters of Credit shall be cash-collateralized to the extent such extensions of credit exceed availability under the Revolving Credit Facility.

VOLUNTARY                       ABR loans under the Facilities may be prepaid in
PREPAYMENTS:                    whole or in part without premium on one (1)
                                Business Day's notice, provided that such payments will be in minimum amounts of $10,000,000 and integral multiples of $1,000,000 in excess thereof. If breakage costs are paid, Eurodollar loans may be prepaid prior to the last day of the interest period in minimum amounts of $10,000,000 and integral multiples of $1,000,000 in excess thereof. Each such voluntary

================================================================================

FIRST UNION NATIONAL BANK                           FIRST UNION SECURITIES, INC.
BANK ONE, NA                                      BANC ONE CAPITAL MARKETS, INC.

                                prepayment shall be applied to the Term A
                                Loans and the Term B Loans ratably and to the installments thereof ratably and then ratably to the Revolving Credit Facility. After the Closing Date, so long as any Term A Loans are outstanding, each holder of Term B Loans shall have the right to refuse all or any portion of such prepayment allocable to its Term B Loans, and the amount so refused will be applied to prepay the Term A Loans.

VOLUNTARY                       The Aggregate Commitment may be permanently
COMMITMENT                      reduced without premium on one (1) Business
REDUCTION:                      Day's notice, provided such payments will be in
                                an amount of at least $5,000,000 and integral multiples of $1,000,000 in excess thereof.

                                                  FEES

The Borrower will pay the following fees:

COMMITMENT FEE:                 A commitment fee on the average daily unborrowed
                                portion of Revolving Facility Commitment (and, until the "Initial Funding Date" (as defined in the Conditions Precedent section below) the Term
                                Loan A Facility and the Term Loan B Facility) payable quarterly in arrears to the Leaders
                                (including the Agents) ratably from the Closing
                                Date until termination of Revolving Facility
                                Commitment (or until the Initial Funding Date in the case of Lender under the Term Loan A
                                Facility and the Term Loan B Facility). The commitment fee shall be determined with reference to the Applicable Fee Rate set forth on the Pricing Schedule attached hereto.
                                Outstanding swingline loans shall not be counted as usage for the purpose of calculating the Commitment Fee.

AGENT AND                       Such fees payable to the Arrangers and Agents as
OTHER FEES:                     are specified in any fee letters among the
                                Agents, the Arrangers and the Borrower.

LETTER OF
CREDIT FEES:
                                COMMERCIAL:      Customary fees.

                                STANDBY:

                                       FRONTING FEE:

                                                        A fronting fee of 0.125%
                                                        per annum on the face
                                                        amount of each standby
                                                        Letter of Credit issued
                                                        shall be payable to the
                                                        Issuer of such standby
                                                        Letter of Credit,
                                                        together with any
                                                        documentary and
                                                        processing charges in
                                                        accordance with the
                                                        Issuer's standard
                                                        schedule for such
                                                        charges with respect to
                                                        the issuance, amendment,
                                                        cancellation,
                                                        negotiation or transfer
                                                        of each letter of credit
                                                        and each drawing made
                                                        thereunder.

================================================================================

FIRST UNION NATIONAL BANK                           FIRST UNION SECURITIES, INC.
BANK ONE, NA                                      BANC ONE CAPITAL MARKETS, INC.

                                       LETTER OF
                                       CREDIT FEE:      A letter of credit fee,
                                                        equal to the per annum
                                                        percentage identified as
                                                        the Applicable Fee Rate
                                                        in the Pricing Schedule
                                                        attached hereto on the
                                                        face amount of each
                                                        standby Letter of Credit
                                                        (which percentage may be
                                                        increased by 2.0% per
                                                        annum after default),
                                                        payable quarterly in
                                                        arrears to the Lenders
                                                        (including the Issuer)
                                                        ratably.

                              INTEREST RATES

RATE OPTIONS:                   At the Borrower's option:

                                    - ABR plus the Applicable Margin

                                    - Eurodollar Rate plus the Applicable Margin

                                    - ABR plus the Applicable Margin for
                                    revolving loans or a rate negotiated with the Swingline Lender for each swingline loan


PROVISIONS RELATING             Eurodollar Rate interest periods shall be one,
TO INTEREST RATES:              two, three or six months and, during the
                                "Syndication Period" (defined below), 7 days;
                                PROVIDED, HOWEVER, that the Eurodollar Rate for periods longer than 7 days will not be made available until the earlier of (i) 90 days following the Closing Date or (ii) the Arrangers' determination that syndication is completed (the "Syndication Period"). Interest on ABR loans shall be payable on the last day of each quarter, upon any prepayment (whether due to acceleration or otherwise) and at final maturity. Interest on Eurodollar Rate loans shall be payable in arrears an the last day of each interest period and, in the case of an interest period longer than three months, quarterly, upon any prepayment (whether due to acceleration or otherwise) and at final maturity. Interest on all Eurodollar Rate loans and fees shall be calculated for actual days elapsed on the basis of a 360-day year. Interest on all ABR loans shall be calculated for actual days elapsed on the basis of a 365/366-day year.

                                The Credit Agreement will include customary provisions (a) protecting the Lenders against increased costs or loss of yield resulting from changes in reserve, tax, capital adequacy and other requirements of law and (b) indemnifying the Lenders for breakage costs incurred in connection with among other things, any prepayment of a Eurodollar loan on a day other than the last day of an interest period with respect thereto. After default, the interest rate, at the option of the Administrative Agent or at the direction of the Required Lenders, will be equal to the interest rate otherwise applicable to the loans PLUS the Applicable Margin PLUS 2.0% per annum.

================================================================================

FIRST UNION NATIONAL BANK                           FIRST UNION SECURITIES, INC.
BANK ONE, NA                                      BANC ONE CAPITAL MARKETS, INC.

DEFINITIONS RELATING            The following terms shall have the meanings set
TO INTEREST RATES:              forth below:

                                "ABR" means a fluctuating rate of interest equal to the higher of (a) the Prime Rate and (b) the sum of the Federal Funds Effective Rate most recently determined by the Administrative Agent plus 1/2% per annum.

                                "EURODOLLAR RATE" means the applicable London interbank offered rate for deposits in U.S. dollars appearing on Reuters Screen FRBD as of 11:00 a.m. (London time) two business days prior to the first day of the applicable interest period, and having a maturity equal to such interest period, adjusted for Federal Reserve Board reserve requirements.

                                "FEDERAL FUNDS EFFECTIVE RATE" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal Funds transaction with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day by the Federal Reserve Bank of New York, or if such rate is not so published for such day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                                "PRIME RATE" means a rate per annum equal to the prime rate of interest announced from time to time by FUNB or its parent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

                                "APPLICABLE MARGINS" for the various interest rate options and Facilities are set forth in the Pricing Schedule attached hereto, based on certain financial performance criteria as described in the Pricing Schedule.

                 COLLATERAL, GUARANTIES OR OTHER CREDIT SUPPORT

GUARANTEES:                     Each of the Borrower's existing and future
                                material domestic subsidiaries to be agreed upon (except for unrestricted subsidiaries to be agreed upon) shall execute an unconditional guaranty of the loans to the Borrower, subject to certain exceptions to be negotiated.

SECURITY:                       The Facilities will be secured by (i) a first
                                perfected security interest in and lien on the personal property assets of the Borrower and each of the Borrower's material domestic subsidiaries (including, without limitation, accounts receivable, inventory, investment property, machinery, equipment, contracts, trademarks, copyrights, patents, license agreements, intellectual property and general intangibles), (ii) a first perfected lien on the material real property assets owned by the Borrower or any of the Borrower's material domestic subsidiaries other than Acquisition Sub
                                (Target) or its subsidiaries, and (iii) a pledge of, and a first perfected security interest in
                                (a) all of the capital stock of each of the Borrower's existing and future material domestic subsidiaries (other than subsidiaries of
                                Acquisition Sub (Target)) and (b) 65%

================================================================================

FIRST UNION NATIONAL BANK                           FIRST UNION SECURITIES, INC.
BANK ONE, NA                                      BANC ONE CAPITAL MARKETS, INC.

                                of the capital stock of each of the Borrower's existing and future first-tier material foreign subsidiaries, in each case, other than certain subsidiaries to be excluded. The collateral will also secure interest rate swaps, currency or other hedging obligations owing to any Lender (or any affiliate thereof).

                             CONDITIONS OF LENDING

         The Loan Documents shall be in form and substance reasonably acceptable to the Lenders. The Credit Agreement shall include, without limitation, conditions precedent, representations and warranties, covenants, events of default, indemnification (of Agents, Arrangers and Lenders) and other provisions customary for such financings. The Credit Agreement shall be executed on or before July 31, 2001. As of the Closing Date, the Borrower shall have received commitments to finance the Acquisition of at least $2,600,000,000 (exclusive of any accounts receivable securitization facility).

                             CONDITIONS PRECEDENT

         Usual conditions to each loan (including absence of default or unmatured default and the accuracy of the representations and warranties). Additional conditions precedent to initial loan will include, without limitation, those set forth below.

INITIAL                         Initial funding shall occur no later than
FUNDING:                        December 31, 2001 (the "INITIAL FUNDING DATE").

APPROVAL:                       Evidence satisfactory to the Agents that the
                                Target's and Borrower's respective directors and shareholders shall have approved the
                                Acquisition, as necessary; and all regulatory and legal approvals for the Acquisition shall have been obtained.

LITIGATION:                     Absence of injunction or temporary restraining
                                order which, in the judgment of the Agents would prohibit the making of the loans or the consummation of the Acquisition; and absence of litigation which could reasonably be expected to result in a material adverse effect on the Borrower and its subsidiaries, taken as a whole, or the Target and its subsidiaries, taken as a whole.

MERGER                          The Merger Agreement must contain terms and
AGREEMENT:                      conditions which are reasonably acceptable to
                                the Agents (including without limitation the amount and form of consideration to be paid in the Acquisition), the representations and warranties in the Merger Agreement shall be accurate as of the date of the Acquisition closing and the conditions therein shall have been satisfied.

MERGER: The Merger shall be consummated substantially concurrently with the initial funding.

TARGET'S                        The Agents shall be satisfied that after the
SENIOR NOTES:                   consummation of the Acquisition, the Target's
                                Senior Notes in an aggregate principal amount of $700,000,000 shall remain outstanding and the Target shall remain in full compliance with the terms thereof.

================================================================================

FIRST UNION NATIONAL BANK                           FIRST UNION SECURITIES, INC.
BANK ONE, NA                                      BANC ONE CAPITAL MARKETS, INC.

FINANCIAL                       The Agents and the Lenders shall have received
STATEMENTS:                     audited financial statements for the Borrower
                                and the Target for the most recently ended fiscal year ending more than 90 days prior to the Closing Date.

UPDATED                         The Agents and the Lenders shall have received
PROJECTIONS:                    pro forma opening financial statements ("PRO
                                FORMA OPENING STATEMENTS") giving effect to the Acquisition and projections ("UPDATED
                                PROJECTION") updating the projections previously provided to the Lenders, together with such information as the Agents and the Lenders may reasonably request to confirm the tax, legal, and business assumptions made in such Pro Forma
                                Opening Statements and Updated Projections. The
                                Pro Forma Opening Statements and Updated
                                Projections must demonstrate, in the reasonable judgment of the Agents, together with all other information then available to the Agents and the Lenders, the ability of the Borrower and its subsidiaries, taken as a whole, to repay their debts and satisfy their respective other obligations as and when due and to comply with the financial covenants.

FAIRNESS                        Receipt of copy of any fairness opinion from the
OPINION:                        Target's investment banker addressed to the
                                Target's board of directors, relating to the terms of the Acquisition.

ENVIRONMENT:                    Borrower shall provide to the Agents a copy of
                                each existing environmental review report as to any environmental hazards or liabilities relating to real property that is to be collateral for the Facilities or to be owned by the Acquisition Sub, and, if requested by the Agents, provide a reliance letter satisfactory in form and substance to the Agents, from the environmental review firm that prepared such report.

EXISTING FACILITIES:            Evidence that (i) all of the existing
                                indebtedness for borrowed money of the Borrower, the Target and their respective subsidiaries
                                (excluding for purposes hereof the Target's
                                Senior Notes and certain other carve-outs to be determined) has been paid, (ii) all indebtedness, liabilities and obligations outstanding thereunder shall have been paid in full and (iii) all liens granted thereunder or pursuant thereto shall have been released or arrangements satisfactory to the Agents made for such release.

LEGAL: All legal (including tax implications) and regulatory matters shall be reasonably satisfactory to the Agents.

COLLATERAL:                     Liens creating a first priority security
                                interest in the collateral shall have been perfected or arrangements satisfactory to the Agents made therefor.

REGULATIONS:                    Compliance with all applicable requirements of
                                Regulations U, T and X of the Board of Governors of the Federal Reserve System.

================================================================================

FIRST UNION NATIONAL BANK                           FIRST UNION SECURITIES, INC.
BANK ONE, NA                                      BANC ONE CAPITAL MARKETS, INC.

NO DEFAULT;                     No default or unmatured default shall exist on
NO MAC:                         the Closing Date and the Initial Funding Date.
                                No material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower, the Target and their subsidiaries, taken as a whole, since (i) May 30, 2000 or (ii) the PRO FORMA financial statements received by the Agents on March 22, 2001 shall have occurred.

NO MARKET MAC:                  The Agents shall have reasonably determined that
                                there is an absence of any material adverse change prior to closing in loan syndication, financial, banking or capital markets generally that would impair syndication of the Facilities.

INTEREST                        The Agents may require the Borrower to enter
RATE PROTECTION:                into interest rate swap and hedge agreements or
                                other agreements which effectively limit the amount of interest that the Borrower must pay on notional amounts of the lender financing to be agreed upon.

APPROVAL OF                     In connection with the funding of the
ASSET DISPOSITIONS:             Facilities, the Agents shall have reviewed and
                                approved (such approval not to be unreasonably withheld) any asset sale, disposition or other divestiture required by or in connection with any governmental or regulatory approval required in connection therewith.

LEVERAGE:                       In connection with the funding of the
                                Facilities, the Borrower shall have demonstrated that the ratio of total funded debt for the Borrower and its subsidiaries, after giving effect to the merger, to PRO FORMA adjusted consolidated EBITDA (to be determined by the Agents) of Borrower's 12 consecutive calendar month period ending with the last calendar month immediately preceding the Funding Date, shall be no greater than 4.25 to 1.0.

CUSTOMARY                       Receipt of other customary closing
DOCUMENTS:                      documentation, including, without limitation,
                                the Credit Agreement, appropriate collateral documents, resolutions, good standing certificates, incumbency certificates and legal opinions of the Borrower's counsel, in form and substance reasonably acceptable to the Agents.

                                COVENANTS

COVENANTS:                      The Credit Agreement will contain customary
                                covenants (including, without limitation, compliance with laws, maintenance of insurance, keeping of books, conduct of business, maintenance of properties, payment of taxes, inspection of records, and furnishing of quarterly and annual financial statements, quarterly compliance certificates, notification of any change in the Borrower's ratings and other financial information or any default or adverse change). The Credit Agreements will also contain customary restrictive covenants, including, without limitation, restrictions
                                (subject to exceptions, as appropriate, to be negotiated) on the following:

================================================================================

FIRST UNION NATIONAL BANK                           FIRST UNION SECURITIES, INC.
BANK ONE, NA                                      BANC ONE CAPITAL MARKETS, INC.

                                - indebtedness (which shall be defined to include off-balance sheet transactions such as any permitted receivables securitization facility; IT BEING UNDERSTOOD that the Borrower or any applicable subsidiaries thereof shall be permitted to enter into a receivables securitization facility with terms acceptable to the Agents provided that the attributed indebtedness incurred thereunder shall not exceed $300,000,000)
                                -     liens and encumbrances
                                -     consolidations and mergers
                                -     sale of assets
                                -     investments, loans, advances and
                                      acquisitions
                                -     transactions with affiliates
                                -     sale of accounts
                                -     hedging of interest rates
                                -     prepayment of other debt
                                -     other


FINANCIAL                       The Credit Agreement will contain financial
COVENANTS:                      covenants with limitations to be negotiated,
                                including, without limitation, covenants pertaining to:

                                1.    LEVERAGE RATIO (Total Debt to EBITDA)
                                      adjusted for acquired and divested
                                      businesses which shall include SEC
                                      qualified add-backs and other
                                      adjustments approved by the Agents): Not greater than 4.25:1.00 (with step-downs to be determined)

                                2.    INTEREST COVERAGE RATIO initial level
                                      and step-ups to be determined)

                                3.    MINIMUM NET WORTH (to be determined)

                               REPRESENTATIONS
                               AND WARRANTIES

Usual representations and warranties in connection with each loan and Letter of Credit issuance shall be included in the Credit Agreement, including but not limited to absence of material adverse change, absence of material litigation, representations regarding corporate existence and standing, authorization and validity, no conflict, governmental consent, financial statements, absence of litigation and contingent obligations, taxes, subsidiaries, ERISA, compliance with laws, ownership of properties, insurance, absence of material adverse change, absence of default or unmatured default, solvency and continued accuracy of representations, subject to appropriate exceptions to be negotiated.

                                  DEFAULTS

The Credit Agreement will contain customary events of default (including, without limitation, failure to make payment in connection with the Facilities when due; breach of representations and warranties; default in any covenant or agreement set forth in the Loan Documents after any applicable grace period; cross default to occurrence of a default (whether or not resulting in acceleration) under any other

================================================================================

FIRST UNION NATIONAL BANK                           FIRST UNION SECURITIES, INC.
BANK ONE, NA                                      BANC ONE CAPITAL MARKETS, INC.

indebtedness of the Borrower or any of its subsidiaries in excess of $50,000,000 (individually or in the aggregate); events of bankruptcy, certain ERISA defaults; the occurrence of one or more material judgments; any of the Loan Documents shall cease to be in full force and effect or any party thereto (other than a Lender) shall so assert; or a change in ownership or control), subject to appropriate exceptions to be negotiated.

                                      OTHER

ASSIGNMENTS AND                 Each Lender may, in its sole discretion, sell
PARTICIPATIONS:                 participations in the loans and in its
                                commitment, provided that participants shall have no voting rights except with respect to an amendment which forgives principal, interest or fees or reduces the interest rate or fees payable with respect to any, such loan or commitment, extends the final maturity of the Facilities, postpones any date fixed for any regularly-scheduled payment of principal of, or interest or fees on, any such loan or commitment, or postpones the expiry date of any Letter of Credit beyond the final maturity of the Facilities, or releases all or substantially all of the guarantors of such loan or releases all or substantially all of the collateral, if any securing any such loan. Additionally, each of the Lenders will have the right to sell assignments on a pro rata or non-pro rata basis
                                (and the Borrower shall release the assignor
                                Lender for the amount so assigned). The consent of the Borrower and the Administrative Agent, which consent shall not be unreasonably withheld or delayed, shall be required for an assignee which is not a Lender or an affiliate of a Lender or a designated tender consisting of a conduit or similar funding vehicle affiliated with or managed by the assigning Lender
                                (subject, in the case of an assignment to a designated lender, to customary provisions regarding retention of obligations with respect to any commitment and voting by the assigning
                                Lender); PROVIDED, HOWEVER, that if a default has occurred and is continuing, the consent of the Borrower shall not be required. Each such assignment shall (unless each of the Borrower and the Administrative Agent otherwise consents) be in an amount not less than the lesser of (i)
                                $1,000,000 for the Term Loan A Facility or the
                                Term Loan B Facility and $5,000,000 for the
                                Revolving Credit Facility or (ii) the remaining amount of the assigning Lender's commitment
                                (calculated as at the date of such assignment).
                                An assignment fee of $3,500 will be payable to the Administrative Agent for each assignment by Lenders other than the Agents (unless waived by the Administrative Agent). Each Lender may disclose information regarding the Borrower or the Facilities to prospective participants and assignees.

REQUIRED LENDERS:               Greater than 50%

GOVERNING LAW:                  This Term Sheet and any related commitment
                                letter and fee letter are governed by the internal laws of the State of Illinois.

EXPENSES:                       The expenses of the Agents and the Arrangers,
                                whether incurred prior to or subsequent to the Closing Date, in investigation, preparation, negotiation, documentation, syndication, administration and collection will be for the

================================================================================
                                      12

FIRST UNION NATIONAL BANK                           FIRST UNION SECURITIES, INC.
BANK ONE, NA                                      BANC ONE CAPITAL MARKETS, INC.

                                account of the Borrower, including expenses of and fees for attorneys for the Agents and the Arrangers and other advisors and professionals engaged by the Agents or the Arrangers.


                                      * * *

THIS TERM SHEET IS INTENDED AS AN OUTLINE ONLY AND DOES NOT PURPORT TO SUMMARIZE ALL THE CONDITIONS, COVENANTS, REPRESENTATIONS, WARRANTIES AND OTHER PROVISIONS WHICH WOULD BE CONTAINED IN DEFINITIVE LEGAL DOCUMENTATION FOR THE FINANCING CONTEMPLATED HEREBY. ANY COMMITMENT OF THE AGENTS AND THE OTHER LENDERS IS SUBJECT TO NEGOTIATION AND EXECUTION OF DEFINITIVE LOAN DOCUMENTS IN FORM AND SUBSTANCE SATISFACTORY TO THE LENDERS AND THEIR RESPECTIVE COUNSEL. IN ADDITION, THE ORGANIZATIONAL STRUCTURE OF THE BORROWER AND ITS SUBSIDIARIES AFTER THE ACQUISITION, THE FORM AND STRUCTURE OF THE ACQUISITION AND THE FINANCIAL, LEGAL, ACCOUNTING, TAX AND ALL OTHER ASPECTS OF THE TRANSACTION WHICH IS THE SUBJECT HEREOF SHALL BE SATISFACTORY TO THE LENDERS AND THEIR RESPECTIVE COUNSEL.


























================================================================================

                                      13

FIRST UNION NATIONAL BANK                           FIRST UNION SECURITIES, INC.
BANK ONE, NA                                      BANC ONE CAPITAL MARKETS, INC.

                                PRICING SCHEDULE

         Interest Rates will be based on the ABR or Eurodollar Rate, at the Borrower's option, plus the Applicable Margin as determined by the pricing grid below:



------------------------------------------------------------------------------------------------------------------------------
                                                                          REVOLVING
                                                             REVOLVING   CREDIT/TERM
                                                            CREDIT/TERM    LOAN A     TERM LOAN B  TERM LOAN B  APPLICABLE FEE
                                                              LOAN A     EURODOLLAR    BASE RATE    EURODOLLAR       RATE
LEVEL                           LEVERAGE RATIO              ABR MARGIN     MARGIN       MARGIN        MARGIN     (COMMITMENT
                                                                            AND                                      FEE)
                                                                         LETTER OF
                                                                          CREDIT
                                                                            FEE
  I                     GREATER THAN OR EQUAL TO 4.00X        150 bps     275 bps      200 bps      325 bps        50 bps
------------------------------------------------------------------------------------------------------------------------------
  II   GREATER THAN OR EQUAL TO 3.50x      LESS THAN 4.00x    125 bps     250 bps      175 bps      300 bps        50 bps
------------------------------------------------------------------------------------------------------------------------------
 III   GREATER THAN OR EQUAL TO 3.00x      LESS THAN 3.50x    100 bps     225 bps      175 bps      300 bps        50 bps
------------------------------------------------------------------------------------------------------------------------------
  IV   GREATER THAN OR EQUAL TO 2.50x      LESS THAN 3.00x     75 bps     200 bps      175 bps      300 bps        50 bps
------------------------------------------------------------------------------------------------------------------------------
  V    GREATER THAN OR EQUAL TO 2.00x      LESS THAN 2.50x     50 bps     175 bps      175 bps      300 bps       37.5 bps
------------------------------------------------------------------------------------------------------------------------------
  VI                           LESS THAN 2.00x                 25 bps     150 bps      175 bps      300 bps       37.5 bps
------------------------------------------------------------------------------------------------------------------------------


         "FINANCIALS" means the annual or quarterly financial statements of the Borrower delivered pursuant to the Credit Agreement.

         The Applicable Margins and Applicable Fee Rates shall be determined in accordance with the foregoing table based on the Borrower's Leverage Ratio as reflected in the then most recent Financials. Adjustments, if any, to the Applicable Margin or Applicable Fee Rate shall be effective three Business Days after the Administrative Agent has received the applicable Financials. If Financials are not delivered to the Administrative Agent at the time required pursuant to the Credit Agreement, then the Applicable Margin, Commitment Fee and Applicable Fee Rate shall be the highest Applicable Margin, Commitment Fee and Applicable Fee Rate set forth in the foregoing table until three Business Days after such Financials are so delivered.

         Notwithstanding anything to the contrary set forth in the Term Sheet or this Pricing Schedule, for the first six months following the Closing Date, the Applicable Margin, Commitment Fee and the Applicable Fee Rate shall be fixed at a minimum of Level II Status (as adjusted, if applicable).











================================================================================

                                      14

FIRST UNION NATIONAL BANK                           FIRST UNION SECURITIES, INC.
BANK ONE, NA                                      BANC ONE CAPITAL MARKETS, INC.